UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2008
AMICUS THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33497 (Commission File Number)	20-0422823 (IRS Employer Identification No.)

6 Cedar Brook Drive, Cranbury, NJ		08512
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (609) 662-2000
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 10, 2008, at the 2008 Annual Meeting of Stockholders (the “2008 Annual Meeting”) of Amicus Therapeutics, Inc. (“Amicus”), Amicus’s stockholders approved the Amended and Restated 2007 Equity Incentive Plan (as amended, the “Restated Plan”). Amicus’s Board of Directors (the “Board”) approved the Restated Plan on April 22, 2008, subject to, and effective upon, approval by Amicus’s stockholders.
The Restated Plan contains the following amendments:
•	An increase to the maximum number of shares of Amicus’s common stock (the “Common Stock”) authorized for issuance under the Restated Plan by 2,000,000 shares;

•	A limitation of the maximum term of options granted under the Restated Plan to ten years;

•	A limitation of the number of shares that may be granted as restricted stock awards or other similar type awards to 300,000 shares;

•	The elimination of the automatic annual increases for the number of shares available under the 2007 Plan; and

•	The elimination of the provision which allowed the return of shares used by the Company’s executives as payment for stock option exercises to the pool of available shares that may be used for awards under the 2007 Plan.
A more detailed summary of the changes adopted in the Restated Plan is set forth in Amicus’s definitive proxy statement for the 2008 Annual Meeting (the “Proxy Statement”), filed with the Securities and Exchange Commission (the “Commission”) on April 25, 2008. The foregoing summary and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Restated Plan, which is filed as Exhibit 10.1 to this Current Report on the Form 8-K and is incorporated herein by reference.
On June 10, 2008, the Board approved a letter agreement with Dr. David Lockhart, Amicus’ Chief Scientific Officer, with respect to the terms of his employment. Under the terms of the letter agreement, Dr. Lockhart will be an employee at will, receive an annual base salary of $350,000, be eligible to receive a year end bonus target of 30% of his base salary if certain performance criteria are met, and receive a $500 per month car allowance, which shall end upon expiration or earlier termination of the existing automobile lease. In the event that Dr. Lockhart’s employment is terminated by Amicus, except for cause (as defined in the letter agreement) Dr. Lockhart will be eligible to receive an additional six months salary, six months of option vesting, pro-rata portion of his year end bonus and continuation of certain medical benefits. Additionally, in the event of a change of control (as defined in the letter agreement) and Dr. Lockhart’s employment is terminated without cause or by Dr. Lockhart for good reason, then Dr. Lockhart will be entitled to twelve months additional salary and all unvested stock options will vest. The foregoing summary of the letter agreement is not complete and is qualified in its entirety by reference to the full text of the agreement which is filed as Exhibit 10.2 to this Current Report on the Form 8-K and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description

10.1	Amicus Therapeutics, Inc. 2007 Amended and Restated Equity Incentive Plan

10.2	Letter Agreement dated June 10, 2008 with Dr. David Lockhart

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICUS THERAPEUTICS, INC.
Date: June 10, 2008	By:	/s/ GEOFFREY P. GILMORE
	Name:	Geoffrey P. Gilmore
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Amicus Therapeutics, Inc. 2007 Amended and Restated Equity Incentive Plan

10.2	Letter Agreement dated June 10, 2008 with Dr. David Lockhart

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